Note 7 - Stock Incentive Plan	6 Months Ended
Jun. 30, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
7.	Stock Incentive Plan

There were no shares that were granted, vested or forfeited under the Company’s share incentive plan. As of June 30, 2014, there was $381,960 of total unrecognized compensation cost related to unvested share-based compensation arrangements granted.  The unvested compensation expense is based on the closing stock price of $1.16 on June 30, 2014 used for the valuation of the shares awarded to non-employees. That cost is expected to be recognized over a weighted-average period of 0.56 years. The share based compensation recognized relating to the unvested shares was $286,468 for the six month periods ending June 30, 2014 (June 30, 2013: $367,429) and is included in general and administrative expenses.